UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2016
Date of Report (Date of earliest event reported)

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Exact name of Registrant as specified in its charter)

Delaware	1-2921	44-0382470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the preparation of its Form 10-Q for the quarter ended June 30, 2016, Panhandle Eastern Pipe Line Company, LP (the "Company") identified errors in the previously issued financial statements. The errors relate to the calculation of the Company's tax provision for the years ended December 31, 2015 and 2014, and the three months ended March 31, 2016. The correction of these errors is expected to result in increases to income tax expense of $20 million and $36 million for the years ended December 31, 2015 and 2014, respectively, and a decrease to income tax expense of $1 million for the three months ended March 31, 2016. Additionally, the Company intends to correct a separate immaterial error impacting the three months ended March 31, 2016.

As a result of the errors described above, on August 2, 2016, the board of directors of the Company's general partner and management concluded that the Company's consolidated financial statements as of and for the years ended December 31, 2015 and 2014, and as of and for the three months ended March 31, 2016, should be restated, therefore users should not rely on previously filed financial statements and other financial information for the years ended December 31, 2015 and 2014, nor for each of the quarters in the years 2014 and 2015, and the first quarter of 2016.

As soon as practicable, the Company intends to present restated consolidated financial statements and related consolidated financial information for the years ended December 31, 2015 and 2014 on Form 10-K/A and the restated consolidated financial statements and related consolidated financial information for the three months ended March 31, 2016 and 2015 on Form 10-Q/A. The Company does not intend to file amendments to any of previously filed Annual Reports on Form 10-K, other than the 2015 Form 10-K, or to any of previously filed Quarterly Reports on Form 10-Q, other than in the restated notes to the consolidated financial statements in the 2015 Form 10-K/A.

Management has evaluated the effect of the restatements on prior conclusions regarding the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures as of December 31, 2015. In connection therewith, management concluded that the Company did not maintain effective controls over the calculation and accounting for the Company’s income taxes. In the 2015 Form 10-K/A, the Company will amend its disclosures pertaining to its evaluation of such controls and procedures to report a material weakness and has also concluded that its internal control over financial reporting and disclosure controls and procedures were not effective as of December 31, 2015. The Company identified the error and material weakness and is taking action to remediate the material weakness. Nevertheless, the Company may continue to report the above material weakness while sufficient evaluation of newly established procedures and controls occurs.

The board of directors of the Company's general partner and management discussed the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a) with the Company's independent registered public accounting firm, Grant Thornton LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Registrant)
Date: August 4, 2016	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer (duly authorized to sign on behalf of the registrant)